Capital Income Builder

                                Annual Report 1995
                           For the year ended October 31

Capital Income Builder's goal is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

[The American Funds Group(R)]

[CIB (R)] (logo)

While the fund can be fully invested in stocks, it has responded to current conditions in which stock prices are at record highs and dividend yields are abnormally low by holding a relatively low portion in stocks.

In seeking values others seem to have overlooked, the fund in recent years has invested heavily in U.S. banks, electric utilities particularly in the U.K., and U.S. telecommunications.

The fund has the ability to search selectively for above-average and growing dividends. It can invest as much as 40% of assets outside U.S. markets, but it can also be 100% invested in U.S. securities.

CIB'S EQUITY HOLDINGS SHOWING LARGEST INDUSTRIES BY COUNTRY

                          U.S.        U.K.        New          Hong       Nether-l     Australia      Spain      Total
                                                  Zealand      Kong       ands

Banking                   14.58%      -           -            -          -            .76%           -          15.34%

Utilities:                5.17        4.72%       -             .58%      -            .03            -          10.50
Electric & Gas

Telecommunications        4.70        -           2.23%        .27        .63%         -              -          7.83

Business & Public         .84         4.02        -            .26        -            -              .37%       5.49
Services

Health & Personal         4.89        -           -            -          -            -              -          4.89
Care

                          ----        ----        ----         ----       ----         ----           ----       ----

Five Largest              30.18       8.74        2.23         1.11       .63          .79            .37        44.05
Industries

                          ----        ----        ----         ----       ----         ----           ----       ----

Other Industries          11.86       3.68        -            1.06       .70          .11            -          17.41

Total Equities            42.04%      12.42%      2.23%        2.17%      1.33%        .90%           .37%       61.46%

                          ====        ====        ====         ====       ====         ====           ====       ====


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's average annual compound returns with all distributions reinvested as of September 30, 1995, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods: Since inception on July 30, 1987: +10.95% a year; 5 years: +14.13% a year; 12 months:
+11.75%. The fund's 30-day SEC yield as of November 30, 1995 was 4.14%.
THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW INVESTORS:

When we started Capital Income Builder(R) in July 1987, we set ourselves deliberately specific objectives. Primary among these is one pursued by no other mutual fund as far as we know: to provide above-average and growing income for shareholders. We have been doing this by raising the fund's dividend at regular intervals, every quarter as far as possible.

We are pleased to inform you that we have continued to meet this goal: In December 1995, Capital Income Builder's dividend was raised for the 33rd consecutive quarter to 44.5 cents a share. You also received a 50-cent-a-share distribution from net realized capital gains, a distribution made necessary by portfolio changes resulting from the past year's substantial rise in equity and bond prices.

If you reinvest the capital gain distribution, it will mean that even if the per-share dividend on income were not increased in the March quarter, the income you would receive would rise by more than the amount of the past quarterly increases because of the greater number of shares you would hold.

Another part of this important CIB goal is to build income faster than the rate of inflation. Your December 1995 payment on income of 44.5 cents is 59% higher than the first full-quarter payment of 28 cents in December 1987, far outpacing the more than 30% rise in the Consumer Price Index during that period.

Since beginning operations, CIB has provided a dividend yield ranging around 5% of net asset value, in marked contrast to the general market. In November 1995 yields on stocks generally, as measured by the unmanaged Standard & Poor's 500 Composite Index, reached the lowest point since 1926, the date from which detailed S&P 500 Index records are available. The latest new low of 2.2% compares with an August 1987 low of 2.6%, just before that year's steep market correction.

DIVIDENDS AND OVERALL RETURN

Because of its gradual nature, the cumulative contribution of reinvested dividends to total return is often overlooked by investors. That contribution amounts to 46% of the annualized total return for the S&P 500 Index since 1926. (The S&P's average annual compound return with dividends reinvested has been 10.5% since that date, while its capital return excluding dividends has been 5.7%.) During the most recent 12 months ended October 31, dividends accounted for only 12.6% of total return for stocks generally. In contrast to the general market, dividends contributed 30.1% of CIB's total return for the same period. A little later in the report, we examine how CIB has managed to pay increasing dividends in the face of historically low dividend yields and slower dividend growth in the overall market.

RESULTS FOR THE LATEST YEAR

In the 12 months ended October 31, stocks generally have risen in price because of earnings growth and declining interest rates. Total return for the S&P 500 for the period was 26.4%. Total return for CIB was 17.0%.

It is not surprising that the fund's return was lower than that of the broad market. A relative shortage of above-average dividend-growth opportunities meeting the fund's investment criteria led CIB's investment manager to maintain large holdings of cash-equivalent securities, helping us provide above-average income at a time of historic lows in dividend yields on equities. The rise in the broad market was importantly impacted by the popularity of technology stocks, few of which are appropriate for CIB's objectives in light of their dividend policies.

Nevertheless, the fund's 11.7% lifetime average annual compound return at October 31 continued to outpace the unmanaged S&P 500, which had an 11.0% return for the same period.

IMPORTANCE OF DIVIDENDS

Most investors think of dividends only as a source of current income. However, over time dividends from common stocks also contribute to total return in a number of other ways. First, when reinvested they can increase substantially the rate of compound growth of the portfolio. Second, the yield they provide can act as a support for stock prices in weak stock market periods. Additionally, a record of steady dividend increases is generally a sign to investors of a well-run, owner-oriented company and a sign of its confidence in the future, which also can result in a higher share price.

DIVIDEND CUSHION

A market that is going up based on shorter term earnings momentum but little dividend cushion is generally at greater risk when earnings slow or decline than one supported by good dividend yields. In CIB's case, we believe a number of our equity holdings are in a position to continue to grow dividends because of the strength of their balance sheets, even if their earnings growth slows over the next several years.

We also expect that the portion of CIB assets held in fixed-income securities (which have an average life of 2.5 years) will benefit our long-term results. They will enable us to take advantage of opportunities created by stock market corrections when they come, while providing above-average income in the meantime.

The value of this strategy has shown itself after previous strong markets, and we expect it to be shown again after the present one.

ABOVE-AVERAGE YIELD IN A LOW-YIELD MARKET

When common stocks overall are yielding less than 2.5%, for CIB to provide a yield close to double that requires a disciplined effort. Part of that discipline involves very careful selection of our holdings. The few sectors with stocks meeting our criteria have involved the energy category, as well as the banking, health care and telecommunications industries.

Above-average yield is only part of CIB's goal. We also are looking for above-average dividend growth. Since 1926, dividend growth has been slightly under 4.5% for stocks generally. In the most recent five years, however, the growth of dividends in the broad market as measured by the S&P 500 has fallen to 2.8% per year - less than the increase in the Consumer Price Index for the same period. Once again, therefore, we have to exercise great selectivity.

In choosing our investments, we generally favor companies with growing dividends as well as strong earnings with balance sheets that show the dividend to be well covered and increases in the dividend to be sustained and consistent. As the dividend is raised, the stock price is similarly likely to show upward movement, though exactly when and how much depends on the varying moods of investors.

THE GROWTH-OF-DIVIDENDS FUND

While CIB has been categorized at various times by some analysts of the mutual fund industry as a "general equity mutual fund," an "equity-income fund," and a "global asset allocation fund," we believe CIB is unique in having its own concept - growth of dividends - which sets it apart from other funds.

Capital Income Builder is a U.S. mutual fund with the flexibility to invest from zero to 40% internationally, and to vary the amount it invests in equities, up to 95% or more. (By contrast, global funds can invest far more internationally.) The composition of the portfolio is determined by where we can best pursue our objectives at any given time. Therefore, it can be misleading to categorize the fund based on only its most recent investment mix.

Few holdings satisfy to the same degree our investment criteria both for above-average current dividend yield and for above-average dividend growth. To achieve our objectives we therefore frequently pair stocks offering higher current yield and lower dividend growth with others offering the opposite. As far as possible, CIB buys for the long term to benefit from growing dividends; our average holding period for stocks is more than five years.

A LOOK AT CIB'S LARGEST CURRENT SECTORS

In fiscal 1995, the fund benefited in particular from a number of its equity holdings in U.S. banks and U.K. electric utilities.

[begin sidebar]
THE HISTORY OF DIVIDEND YIELDS 1926-1995

For over a generation following the 1929-1932 market crash, investors felt it was axiomatic that stocks in general should pay in dividends close to double what bonds paid in interest. Stocks were demonstrably riskier, and therefore their return should be higher. This view was reinforced by an S&P composite dividend yield of over 10% at the end of 1931 (compared with a low yield of slightly under 3% in 1929), and for the entire 1929-1957 period, an average 5.5% yield on equities against an average 2.7% yield on bonds.

In the mid-1950s a new phase emerged: Bond yields increased to exceed those from equities as investors, with less concern about a repeat of the 1930s, gained confidence in stocks. Many looked to stocks to have the growth potential to offset increased inflation. In subsequent down markets, dividend returns resurged from time to time, but in the generally strong markets of the late 1980s and 1990s (CIB's lifetime), yields have continued to decline.

Lacking the daily drama of stock market prices, dividends nevertheless clearly have been a central factor in successful long-term investing. Stock prices are inherently volatile. In contrast, dividend payments, as the primary payments made by a company to its shareowners, are rooted in the company's cash flow. They are not directly affected by the gyrations of the stock market and, while not guaranteed, are generally much more predictable.[end sidebar]

BANKING

The fund's long-term holdings in U.S. banks are an excellent example of the CIB approach at work. Banking became CIB's biggest industry holding in early fiscal 1995, moving up from second behind utilities as a result of price appreciation and added purchases. Most of the holdings are in U.S. banks, but CIB's current portfolio also includes a trust company, an S&L and two Australian banks.

The table below shows how banks have been ideal holdings for CIB, with their above-average yield (the median for the list is 4.6%) and mostly strong dividend growth (15 of the 17 raised the dividend during the fiscal year, with a median increase of 9.7%). Those characteristics have helped to boost their market prices. The fund has found banking stocks attractive since the early 1990s, when they were depressed by a bad-loan, high-expense crisis.

Of the current list, Wachovia is among the longest to be in the portfolio. The stock was first purchased in August 1989 for around $21 a share. In 1990, it fell to $16.50 and we bought more. Even as the banking industry emerged from its crisis and stock prices rebounded, CIB's fund managers continued to perceive long-term value, while receiving above-average yield in the near term. Purchases of shares in Wachovia and other banks continued as the fundamentals improved with announcements of dividend increases, share repurchases and banking mergers, propelling bank stock prices higher. At the end of October, Wachovia was valued at more than $44 a share. Its five-year dividend growth rate was more than 11% per year.

As a group, the fund's bank stocks still provide above-average yields and we believe they have prospects for further dividend growth.


U.S. BANK STOCKS HELD BY CIB THROUGHOUT FISCAL 1995

                                                  Fiscal Year Ended 10/31/95

U.S. Bank                   First Purchased       Price        Dividend      Combined       Per-Share
                            by CIB                Change       Income        Return         Dividend
                                                                                            Increase
                                                                                            During Year

AmSouth                     8/94                  34.0%        5.1%          39.1%          8.6%

Banc One                    3/94                  16.9         4.6           21.5           9.7

BankAmerica                 11/92                 32.2         4.1           36.3           15.0

Central Fidelity            6/90                  9.6          4.0           13.6           7.1

Comerica                    6/90                  21.7         4.9           26.6           9.4

CoreStates                  2/94                  40.6         5.2           45.8           13.3

First Chicago               9/93                  38.5         4.6           43.1           20.0

First Hawaiian              3/93                  6.4          4.3           10.7           none

First Interstate            12/93                 61.3         3.8           65.1           6.7

First Security              6/93                  27.2         4.3           31.5           7.7
(Utah)

First Union                 11/93                 10.3         4.2           14.5           13.0

Huntington                  10/94                 43.3         4.8           48.1           5.0
Bancshares

J.P. Morgan                 4/88                  24.6         4.9           29.5           10.3

National City               3/94                  13.8         4.8           18.6           10.0

Old Kent                    2/93                  25.5         4.1           29.6           12.2

PNC Bank                    10/94                 11.7         6.0           17.7           none

Wachovia                    8/89                  31.7         4.0           35.7           20.0


U.K. ELECTRIC UTILITIES

U.K. electric utilities are another group which in recent years have provided above-average yields, with dividends growing at a substantial rate, and which have offered good potential for price appreciation. The stocks have been quite volatile as the companies encountered regulatory pressures affecting confidence in their ability to increase dividends but nonetheless have confirmed our assessment of their inherent value.

Southern Electric and Eastern Group, for instance, were among our ten largest holdings at the end of 1994. By mid-year in fiscal 1995, both stocks had dropped sharply in price, but they strengthened greatly later in the year as they became candidates for acquisition by other companies.

Our nearly five million shares of Southern remain among our largest holdings. Our purchases began in 1992, reached the midpoint in June 1993 and continued into early 1994, with a small addition in mid-1995. At fiscal year-end, they had a market value of $75.3 million, 94% above our cost. Eastern shares were purchased over roughly the same period and grew to $63.8 million in value, giving us a profit of more than $34 million when the company was acquired in October.

In addition to Southern, we continued at fiscal year-end to have several other holdings in the U.K. group - including NORWEB, SEEBOARD and South Wales Electricity - which have produced roughly comparable results. Certain of these holdings have been reduced or eliminated since fiscal year-end.

INVESTOR SAFEGUARDS AND THE CIB APPROACH

In a period of new highs in stock prices and new lows in dividend yields, preserving existing capital is an increasing concern. In planning our investments, we place great importance on protecting the assets under our management, and we believe that the growth-of-dividends approach inherently provides some safeguards.

At the same time, CIB provided a total lifetime return distinctly higher than the average for mutual funds, as measured by Lipper Analytical Services. As shown in the chart below, CIB's total lifetime return is 155.1%, compared with the 126.9% average of 511 general equity funds.


CIB'S RESULTS COMPARED WITH GENERAL EQUITY MUTUAL FUNDS

For the period 7/31/87 to 10/31/95

General Equity Funds     +126.86%*
CIB                      +155.07%

*Average for 511 General Equity Mutual Funds

Total return as calculated by Lipper Analytical Services
Results do not reflect the effect of sales charges.

GROWING INVESTOR INTEREST IN CIB

It is gratifying to us that although the fund has not provided the more extreme gains of the last 12 months, investor interest in CIB has continued to grow during the period. On October 31, CIB had more than 290,000 shareholder accounts and over $4.5 billion in net assets, increases of 11% and 25%, respectively, from a year earlier.

We thank you, our shareholders, for your confidence and encouragement. It is our aim to continue to provide dividend income which is above average both in current yield and in growth. We believe that if we focus more on fundamentals than on day-to-day price fluctuations, overall long-term results can be rewarding.

Jon B. Lovelace
Chairman of the Board

Paul G. Haaga, Jr.
President of the Fund

December 18, 1995


Total Return Results*

Based on a $1,000 investment for
periods ended October 31, 1995

(with all dividends and distributions                Ending          Total          Annualized
reinvested)                                          Balance         Return         Return

One year from 11/1/94                                $1,103          10.26%         10.26%

Two years from 11/1/93                               1,108           10.79          5.26

Three years from 11/1/92                             1,303           30.26          9.21

Four years from 11/1/91                              1,478           47.78          10.26

Five years from 11/1/90                              1,910           91.00          13.82

Six years from 11/1/89                               1,878           87.82          11.08

Seven years from 11/1/88                             2,192           119.25         11.87

Eight years from 11/1/87                             2,462           146.20         11.92

Lifetime from 7/30/87                                2,348           134.80         10.89


*Reflect payment of the maximum sales charge of 5.75%.
CAPITAL INCOME BUILDER
Investment Portfolio October 31, 1995

                                                                                                PERCENT OF

LARGEST INDIVIDUAL HOLDINGS                                                                     NET ASSETS

---------------------------------                                                               ----------

American Home Products                                                                          2.58%

Telecom Corp. of New Zealand                                                                    2.23

Southern Electric                                                                               1.66

Entergy                                                                                         1.63

Banc One                                                                                        1.56

Ameritech                                                                                       1.55

Bristol-Myers Squibb                                                                            1.54

Phillip Morris                                                                                  1.32

Chemical Banking                                                                                1.32

Pacific Telesis Group                                                                           1.31



EQUITY-TYPE

SECURITIES                                                   Shares or         Market           Percent

                                                             Principal         Value            of Net

ENERGY                                                       Amount            (Millions)       Assets

----------------------------------                           ----------        -----------      ----------

ENERGY SOURCES - 1.52%

Amoco Corp.                                                  430,000           $27.466          .60%

Burmah Castrol PLC                                           646,839           10.079           .22

Royal Dutch Petroleum Co. (New York Registered

 Shares)                                                     260,000           31.948           .70

----------------------------------                           ----------        -----------      ----------

UTILITIES: ELECTRIC & GAS - 10.50%

Australian Gas Light Co.                                     363,069           1.258            .03

British Gas PLC                                              900,000           3.431

British Gas PLC (American Depositary Receipts)               60,000            2.280            .13

Brooklyn Union Gas Co.                                       200,000           5.025            .11

Central and South West Corp.                                 1,400,000         37.450           .83

China Light & Power Co., Ltd.                                2,184,500         11.642           .26

Detroit Edison Co.                                           450,000           15.188           .34

East Midlands Electricity PLC                                1,450,000         19.923           .44

Entergy Corp.                                                2,600,000         74.100           1.63

General Public Utilities Corp.                               950,000           29.688           .65

Hongkong Electric Holdings Ltd.                              4,231,500         14.395           .32

Houston Industries Inc.                                      100,000           4.638            .10

Long Island Lighting Co.                                     2,125,000         36.125           .80

National Power PLC                                           3,410,000         26.595           .59

NORWEB PLC                                                   1,190,000         21.650           .48

Pacific Gas and Electric Co.                                 1,000,000         29.375           .65

PECO Energy Co.                                              100,000           2.925            .06

SEEBOARD PLC                                                 4,000,000         32.811           .72

South Wales Electricity PLC                                  2,210,000         31.807           .70

Southern Electric PLC                                        4,995,000         75.267           1.66

                                                                               -----------      ----------

                                                                               545.066          12.02

                                                                               -----------      ----------

MATERIALS

----------------------------------                           ----------        -----------      ----------

CHEMICALS - 0.14%

E.I. du Pont de Nemours and Co.                              100,000           6.238            .14

----------------------------------                           ----------        -----------      ----------



FOREST PRODUCTS & PAPER - 0.38%

Federal Paper Board Co., Inc.                                175,000           7.350            .16

James River Corp. of Virginia, DECS convertible

 preferred shares                                            225,000           6.862            .15

Potlatch Corp.                                               76,800            3.235            .07

                                                                               -----------      ----------

                                                                               23.685           .52

                                                                               -----------      ----------

CAPITAL EQUIPMENT

----------------------------------------------               ----------        -----------      ----------

DATA PROCESSING & REPRODUCTION - 0.33%

MacNeal-Schwendler Corp.                                     615,000           9.379            .21

Unisys Corp., convertible preferred shares,

 Series A                                                    200,000           5.500            .12

                                                                               -----------      ----------

                                                                               14.879           .33

                                                                               -----------      ----------

CONSUMER GOODS

----------------------------------------------               ----------        -----------      ----------

AUTOMOBILES - 1.24%

Ford Motor Co., Class A                                      1,950,000         56.062           1.24

----------------------------------------------               ----------        -----------      ----------

BEVERAGES & TOBACCO - 2.76%

American Brands, Inc.                                        650,000           27.869           .61

Philip Morris Companies Inc.                                 710,000           59.995           1.32

UST Inc.                                                     1,250,000         37.500           .83

----------------------------------------------               ----------        -----------      ----------

HEALTH & PERSONAL CARE - 4.89%

American Home Products Corp.                                 1,320,000         116.985          2.58

Bristol-Myers Squibb Co.                                     915,000           69.769           1.54

Merck & Co., Inc.                                            250,000           14.375           .32

Schering-Plough Corp.                                        130,000           6.971            .15

Upjohn Co.                                                   100,000           5.075            .11

Warner-Lambert Co.                                           100,000           8.513            .19

                                                                               -----------      ----------

                                                                               403.114          8.89

                                                                               -----------      ----------

SERVICES

----------------------------------------------               ----------        -----------      ----------

BROADCASTING & PUBLISHING - 0.05%

South China Morning Post (Holdings) Ltd.                     3,600,000         2.096            .05

----------------------------------------------               ----------        -----------      ----------

BUSINESS & PUBLIC SERVICES - 5.49%

American Water Works Co., Inc.                               480,600           15.319           .34

Autopistas, Concesionaria Espanola, SA                       1,780,800         16.635           .37

Consumers Water Co.                                          229,000           4.065            .09

Dun & Bradstreet Corp.                                       310,000           18.523           .41

Hutchison Delta Finance Ltd., 7.00% convertible

 debentures 2001 /1/                                         $11,000,000       11.990           .26

North West Water Group PLC                                   4,420,000         41.570           1.00

North West Water Group PLC Units                             1,262,857         3.596

Southern Water PLC                                           4,085,533         43.983           .97

Thames Water PLC                                             6,000,000         49.975           1.10

Welsh Water PLC                                              3,630,833         43.223           .95

----------------------------------------------               ----------        -----------      ----------

TELECOMMUNICATIONS - 7.83%

ALLTEL Corp.                                                 350,000           10.719           .23

Ameritech Corp.                                              1,300,000         70.200           1.55

GTE Corp.                                                    1,300,000         53.625           1.18

Hong Kong Telecommunications Ltd. (American

 Depositary Receipts)                                        720,000           12.510           .27

Koninklijke PTT Nederland NV                                 809,700           28.478           .63

Pacific Telesis Group                                        1,950,000         59.231           1.31

Telecom Corp. of New Zealand Ltd.                            15,784,160        65.546

Telecom Corp. of New Zealand Ltd. /1/                        8,380,000         34.799           2.23

Telecom Corp. of New Zealand Ltd. (American

 Depositary Receipts)                                        12,500            .830

U S WEST, Inc.                                               404,707           19.274           .43

----------------------------------------------               ----------        -----------      ----------

TRANSPORTATION: AIRLINES - 0.54%

British Airways PLC (American Depositary Receipts)           340,000           24.310           .54

----------------------------------------------               ----------        -----------      ----------

TRANSPORTATION: SHIPPING - 0.16%

Shun Tak Holdings Ltd.                                       9,078,184         7.163            .16

                                                                               -----------      ----------

                                                                               637.660          14.07

                                                                               -----------      ----------

FINANCE

----------------------------------------------               ----------        -----------      ----------

BANKING - 15.34%

AmSouth Bancorporation                                       800,000           31.900           .70

Banc One Corp.                                               2,100,000         70.875           1.56

BankAmerica Corp.                                            404,000           23.230           .51

Central Fidelity Banks, Inc.                                 1,025,000         32.287           .71

Chemical Banking Corp.                                       1,050,000         59.719           1.32

Comerica Inc.                                                1,510,000         50.774           1.12

CoreStates Financial Corp.                                   1,300,000         47.287           1.04

First Chicago Corp.                                          555,000           37.671           .83

First Fidelity Bancorporation                                50,000            3.269            .07

First Hawaiian Bank                                          510,000           14.790           .33

First Interstate Bancorp                                     135,000           17.415           .39

First Security Corp. (Utah)                                  925,000           30.294           .67

First Union Corp.                                            900,000           44.662           .99

Huntington Bancshares Inc.                                   2,047,500         48.884           1.08

J.P Morgan & Co. Inc.                                        180,000           13.882           .31

National Australia Bank Ltd.                                 2,407,694         20.616           .46

National City Corp.                                          900,000           27.787           .61

Old Kent Financial Corp.                                     525,000           20.081           .44

PNC Bank Corp.                                               800,000           21.000           .46

Wachovia Corp.                                               660,000           29.122           .64

Washington Federal Savings and Loan Assn.                    500,000           11.437           .25

Westpac Banking Corp.                                        3,250,000         13.345           .30

Wilmington Trust Corp.                                       850,000           25.079           .55

----------------------------------------------               ----------        -----------      ----------



FINANCIAL SERVICES - 0.55%

Beneficial Corp.                                             340,000           16.660           .37

Manhattan Card Co. Ltd.                                      18,800,000        8.025            .18

----------------------------------------------               ----------        -----------      ----------



INSURANCE - 2.45%

American General Corp.                                       160,000           5.260            .12

Lincoln National Corp.                                       1,230,000         54.889           1.21

Ohio Casualty Corp.                                          717,500           25.471           .56

Prudential Corp. PLC                                         3,557,546         22.259           .49

SAFECO Corp.                                                 50,000            3.209            .07

----------------------------------------------               ----------        -----------      ----------

REAL ESTATE - 3.63%

Camden Property Trust                                        400,000           8.300            .18

Hysan Development Co. Ltd.                                   950,000           2.421            .05

Kimco Realty Corp.                                           520,300           19.186           .42

Security Capital Industrial Trust                            702,328           11.501           .25

Security Capital Pacific Trust                               1,900,000         33.962

Security Capital Pacific Trust, convertible                                                     .91

 preferred shares, Series A                                  300,000           7.125

Security Capital Realty Inc. /1/ /2/                         24,900            23.887

Security Capital Realty Inc. 12.00%                                                             .91

 convertible debentures 2014 /1/ /2/                         $18,862,000       17.298

Sun Hung Kai Properties Ltd.                                 1,486,000         11.869           .26

Tucker Properties Corp.                                      532,800           4.928            .11

Washington Real Estate Investment Trust                      145,500           2.164            .05

Weingarten Realty Investors                                  504,000           17.388           .39

Western Investment Real Estate Trust                         412,500           4.589            .10

                                                                               -----------      ----------

                                                                               995.797          21.97

                                                                               -----------      ----------

MULTI-INDUSTRY & MISCELLANEOUS

----------------------------------------------               ----------        -----------      ----------

MULTI-INDUSTRY - 2.91%

B A T Industries PLC                                         6,495,597         53.332

B A T Industries PLC (American Depositary Receipts)          150,000           2.494            1.23

Hanson PLC (American Depositary Receipts)                    3,500,000         54.250           1.20

Hutchison Whampoa Ltd.                                       2,960,000         16.311           .36

Lend Lease Corp. Ltd.                                        402,208           5.595            .12

----------------------------------------------               ----------        -----------      ----------

MISCELLANEOUS - 0.75%

Equity-type securities in initial period of

 acquisition                                                                   33.737           .75

                                                                               -----------      ----------

                                                                               165.719          3.66

                                                                               -----------      ----------

TOTAL EQUITY-TYPE SECURITIES (cost:

 $2,215.585 million)                                                           2,785.920        61.46

                                                                               -----------      ----------





                                                             Principal

BONDS AND NOTES                                              Amount

----------------------------------------------               ----------        -----------      ----------

CORPORATE

----------------------------------------------               ----------        -----------      ----------

ADT Operations 9.25% 2003                                    $2,000,000        2.115            .05

Ann Taylor, Inc. 8.75% 2000                                  4,802,000         3.890            .09

California Energy Co., Inc. 0%/10.25% 2004 /3/               4,300,000         3.827            .08

Century Communications Corp. 9.75% 2002                      1,000,000         1.020            .02

Consumers Power Co. 6.375% 2003                              5,000,000         4.794            .10

Container Corp. of America 9.75% 2003                        3,500,000         3.526            .08

Continental Cablevision, Inc. 9.50% 2013                     1,000,000         1.047

Continental Cablevision, Inc. 9.00% 2008                     1,000,000         1.035            .09

Continental Cablevision, Inc. 8.875% 2005                    2,000,000         2.090

Delta Air Lines, Inc. 10.00% 2014 /1/                        2,000,000         2.318

Delta Air Lines, Inc., pass-through certificates,

 Series 1993-B2, 10.06% 2016 /4/                             3,000,000         3.477            .13

Fort Howard Paper Co. 10.00% 2003                            1,000,000         1.002

Fort Howard Paper Co. 8.25% 2002                             3,000,000         2.880            .08

Harrah's Operating Co. Inc. 10.875% 2002                     3,000,000         3.277            .07

Infinity Broadcasting Corp. 10.375% 2002                     4,500,000         4.837            .11

Jet Equipment Trust, Series 1995-B, Class C 9.71%

 2015 /1/ /4/                                                5,000,000         5.225            .11

Long Island Lighting Co. 8.90% 2019                          10,000,000        9.850

Long Island Lighting Co. 7.30% 1999                          12,500,000        12.433           .49

McDermott Inc. 9.375% 2002                                   4,000,000         4.440            .10

Midland Cogeneration Venture LP, secured lease

 obligation bonds, 10.33% 2002                               7,638,865         7.983

Midland Cogeneration Venture LP 10.33% 2002                  2,164,579         2.262            .23

News America Holdings Inc. 9.25% 2013                        2,000,000         2.279

News America Holdings Inc. 9.125% 1999                       5,000,000         5.467            .17

NorAm Energy Corp. 7.50% 2000                                6,000,000         6.067            .13

Occidental Petroleum Corp. 8.50% 2004                        8,000,000         8.622            .19

Riggs National Corp. 8.50% 2006                              2,600,000         2.704            .06

Rogers Cantel Mobile Communications Inc.

 10.75% 2001                                                 2,000,000         2.090            .05

Rykoff-Sexton, Inc. 8.875% 2003                              4,500,000         4.500            .10

Smith's Food & Drug Centers, Inc.,

 pass-through certificates, Series 1994-A2,

 8.64% 2012 /4/                                              6,000,000         6.203            .14

Time Warner Inc. 10.15% 2012                                 5,000,000         5.962

Time Warner Inc. 7.45% 1998                                  4,000,000         4.082            .22

TKR Cable I, Inc. 10.50% 2007                                7,000,000         8.133            .18

TransTexas Gas Corp. 11.50% 2002                             8,500,000         8.883            .20

Vons Companies, Inc. 9.625% 2002                             5,000,000         5.300            .12

WestPoint Stevens Inc. 8.75% 2001                            2,000,000         2.020            .04

                                                                               -----------      ----------

                                                                               155.640          3.43

                                                                               -----------      ----------



GOVERNMENTS AND GOVERNMENTAL AUTHORITIES

----------------------------------------------               ----------        -----------      ----------

Canada 10.75% March 1998                                                       8.124            .18
                                                             C$10,000,000

New Zealand 8.00% July 1998                                  NZ$50,000,00      33.594           .74
                                                             0

                                                                               -----------      ----------

                                                                               41.718           .92

                                                                               -----------      ----------

U.S. TREASURY NOTES

----------------------------------------------               ----------        -----------      ----------

6.00% November 1997                                           $60,000,000      60.441           1.33

6.375% June 1997                                             50,000,000        50.617           1.12

8.50% May 1997                                               90,000,000        93.768           2.07

6.875% April 1997                                            50,000,000        50.906           1.12

6.75% February 1997                                          80,000,000        81.162           1.79

8.00% January 1997                                           90,000,000        92.475           2.04

                                                                               -----------      ----------

                                                                               429.369          9.47

                                                                               -----------      ----------

TOTAL BONDS AND NOTES (cost: $622.760 million)                                 626.727          13.82

                                                                               -----------      ----------

TOTAL INVESTMENT SECURITIES (cost: $2,838.345

 million)                                                                      3,412.647        75.28

                                                                               -----------      ----------





SHORT-TERM SECURITIES

----------------------------------------------               ----------        -----------      ----------

CORPORATE SHORT-TERM NOTES

----------------------------------------------               ----------        -----------      ----------

American Express Credit Corp. 5.67%-5.70% due

 12/7/95-1/9/96                                              67,100,000        66.611           1.46

American Telephone and Telegraph Co. 5.65%-5.72%

 due 11/16-12/19/95                                          73,150,000        72.889           1.61

Beneficial Corp. 5.68%-5.73% due 11/29-12/14/95              44,500,000        44.240           .98

Central and South West Corp. 5.68%-5.70%  due

 11/2-11/21/95                                               56,500,000        56.372           1.24

Commercial Credit Co. 5.72%-5.73% due

 11/15-11/17/95                                              36,400,000        36.310           .80

Emerson Electric Co. 5.70% due 11/16/95                      20,000,000        19.949           .44

Ford Motor Credit Co. 5.64%-5.70% due

 11/27-12/15/95                                              75,000,000        74.620           1.65

General Electric Capital Corp. 5.70%-5.88% due

 11/1-12/11/95                                               77,950,000        77.769           1.72

Hewlett-Packard Co. 5.58%-5.66% due

 12/13/95-1/23/96                                            70,000,000        69.393           1.53

J.C. Penney Funding Corp. 5.70%-5.74% due

 11/14-12/8/95                                               85,600,000        85.273           1.88

PepsiCo, Inc. 5.68%-5.72% due 11/3/95-1/11/96                81,470,000        81.065           1.79

Procter & Gamble Co. 5.65%-5.70% due 11/9-12/21/95           71,200,000        70.844           1.56

U S WEST Communications, Inc. 5.70%-5.72% due

 11/3-11/15/95                                               54,900,000        54.804           1.21

Xerox Corp. 5.68%-5.71% due 11/2-12/12/95                    73,650,000        73.388           1.62

                                                                               -----------      ----------

                                                                               883.527          19.49

                                                                               -----------      ----------



FEDERAL AGENCY DISCOUNT NOTES

----------------------------------------------               ----------        -----------      ----------

Federal Home Loan Mortgage Corp. 5.62% due

 11/10/95                                                    43,000,000        42.933           .95

Federal National Mortgage Corp. 5.62% due 11/2/95            13,300,000        13.296           .29

                                                                               -----------      ----------

                                                                               56.229           1.24

                                                                               -----------      ----------



U.S. TREASURY SHORT-TERM NOTES

----------------------------------------------               ----------        -----------      ----------

6.875% due 10/31/96                                          80,000,000        80.962           1.78

7.875% due 7/15/96                                           90,000,000        91.364           2.02

                                                                               -----------      ----------

                                                                               172.326          3.80

                                                                               -----------      ----------



TOTAL SHORT-TERM SECURITIES (cost: $1,115.604

million)                                                                       1,112.082        24.53

EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                                   8.627            .19

                                                                               -----------      ----------

TOTAL SHORT-TERM SECURITIES, CASH AND

 RECEIVABLES, NET OF PAYABLES                                                  1,120.709        24.72

                                                                               -----------      ----------

NET ASSETS                                                                     $4,533.356       100.00%

                                                                               ===========      ==========


/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/2/ Valued under procedures established by the Board of Directors.

/3/ Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

See Notes to Financial Statements


CAPITAL INCOME BUILDER
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES

AT OCTOBER 31, 1995                                                                  (DOLLARS IN

                                                                                     MILLIONS)

ASSETS:

Investment securities at market (cost:$2,838.345)                                    $3,412.647

Short-term securities (cost:$1,115.604)                                              1,112.082

Cash                                                                                 5.001

Receivables for-

 Sales of fund's shares                                        $ 6.624

 Dividends and accrued interest                                24.852                31.476

                                                               ---------             ------------

                                                                                     4,561.206

LIABILITIES:

Payables for-

 Purchases of investments                                      .258

 Repurchases of fund's shares                                  3.400

 Management services                                           1.227

 Dividends payable                                             21.216

 Accrued expenses                                              1.749                 27.850

                                                               ---------             ------------

NET ASSETS AT OCTOBER 31, 1995 - Equivalent to

 $36.27 per share on 124,993,949 shares of $0.01

 par value capital stock outstanding

 (authorized capital stock - 200,000,000 shares)                                     $4,533.356

                                                                                     ============



STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1995

(DOLLARS IN MILLIONS)





INVESTMENT INCOME:

Income:

 Dividends                                                     $122.301

 Interest                                                      104.181               $226.482

                                                               ---------

Expenses:

 Management services fee                                       14.623

 Distribution expenses                                         8.647

 Transfer agent fee                                            2.942

 Reports to shareholders                                       .549

 Registration statement and prospectus                         .467

 Postage, stationery and supplies                              .575

 Directors' fees                                               .127

 Auditing and legal fees                                       .047

 Custodian fee                                                 .642

 Taxes other than federal income tax                           .052

 Other expenses                                                .047                  28.718

                                                               ---------             ------------

 Net investment income                                                               197.764

                                                                                     ------------

REALIZED GAIN AND UNREALIZED APPRECIATION ON

 INVESTMENTS:

Net realized gain                                                                    64.236

Net increase in unrealized appreciation on investments:                              387.255

                                                               ---------             ------------

 Net realized gain and increase in unrealized

  appreciation on investments                                                        451.491

                                                                                     ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $649.255

                                                                                     ============



See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

 (DOLLARS IN MILLIONS)                                         Year                  ended

                                                               October               31

                                                               1995                  1994

                                                               ---------             ------------

OPERATIONS:

Net investment income                                          $197.764              $173.752

Net realized gain on investments                               64.236                3.960

Net change in unrealized appreciation on investments           387.255               (152.225)

                                                               ---------             ------------

 Net increase in net assets resulting from

  operations                                                   649.255               25.487

                                                               ---------             ------------

DIVIDENDS AND DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                           (199.581)             (172.829)

Distributions from net realized gain on investments            (11.162)              (10.434)

                                                               ---------             ------------

 Total dividends and distributions                             (210.743)             (183.263)

                                                               ---------             ------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 23,777,252 and

 36,309,395 shares, respectively                               796.496               1,203.126

Proceeds from shares issued in reinvestment of net

 investment income dividends and distributions of

 net realized gain on investments: 5,248,005 and

 4,271,454 shares, respectively                                174.909               139.279

Cost of shares repurchased: 15,065,188 and 11,660,048

 shares, respectively                                          (505.097)             (382.190)

                                                               ---------             ------------

 Net increase in net assets resulting from capital

  share transactions                                           466.308               960.215

                                                               ---------             ------------

TOTAL INCREASE IN NET ASSETS                                   904.820               802.439



NET ASSETS:

Beginning of year                                              3,628.536             2,826.097

                                                               ---------             ------------

End of year (including undistributed net investment

 income: $1.403 and $1.405, respectively)                      $4,533.356            $3,628.536

                                                               =========             ============


See Notes to Financial Statements

Notes to Financial Statements

1. Capital Income Builder, Inc. ("the fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends to shareholders are declared daily from net investment income. Distributions from capital gains paid tp shareholders are recoded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's Statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $642,000 includes $59,000 that was paid by these credits rather than in cash.


2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of October 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $570,780,000, of which $618,986,000 related to appreciated securities and $48,206,000 related to depreciated securities. During the year ended October 31, 1995, the fund realized, on a tax basis, a net capital gain of $62,592,000 on securities transactions. Net losses related to non-U.S. currency transactions of $170,000 and other tax adjustments of $1,985,000 were treated as adjustments to ordinary income for federal income purposes. The cost of portfolio securities for book and federal income tax purposes was $3,953,949,000 at October 31, 1995.

3. The fee of $14,623,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1995, distribution expenses under the plan were $8,647,000. As of October 31, 1995, accrued and unpaid distribution expenses were $1,553,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,942,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,768,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1995, aggregate amounts deferred were $80,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1995, accumulated undistributed net realized gain on investments was $53,822,000 and additional paid-in capital was $3,906,284,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $610,884,000 and $594,787,000, respectively, during the year ended October 31, 1995.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1995, such non-U.S. taxes were $6,385,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $115,000 for the year ended October 31, 1995.

     The fund reclassified $1,815,000 to undistributed net investment income from undistributed net realized gains for the year ended October 31,1995.


PER-SHARE DATA AND RATIOS

                                                     Year

                                                     ended

                                                     October

                                                     31

                                                     1995         1994         1993        1992         1991



Net Asset Value, Beginning of Year                   $32.68       $34.42       $30.77      $28.67       $23.37

                                                     -------      ------       ------      -------      -------

 INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                              1.69         1.73         1.53        1.44         1.37

  Net realized and unrealized gain

   (loss) on investments                             3.69         (1.62)       3.76        2.33         5.39

                                                     -------      ------       ------      -------      -------

   Total income (loss) from investment               5.38         .11          5.29        3.77         6.76
operations

                                                     -------      ------       ------      -------      -------

 LESS DISTRIBUTIONS:

  Dividends from net investment income               (1.69)       (1.73)       (1.53)      (1.44)       (1.46)

  Distributions from net realized gains              (.10)        (.12)        (.11)       (.23)        -

                                                     -------      ------       ------      -------      -------

   Total distributions                               (1.79)       (1.85)       (1.64)      (1.67)       (1.46)

                                                     -------      ------       ------      -------      -------

Net Asset Value, End of Year                         $36.27       $32.68       $34.42      $30.77       $28.67

                                                     =======      ======       ======      =======      =======



Total Return *                                       16.98%       .47%         17.58%      13.46%       29.27%





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year (in millions)               $4,533       $3,629       $2,826      $1,203       $563

 Ratio of expenses to average net assets              .72%        .73%         .72%        .81%         .98%

 Ratio of net income to average net assets           4.96%        5.29%        4.69%       4.71%        5.09%

 Portfolio turnover rate                             18.06%       36.19%       11.22%      16.57%       13.99%










* This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Capital Income Builder, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Los Angeles, California

November 30, 1995


U. S. TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                    Dividends and Distributions per Share

To                        Payment Date              Dividends        From Net      From Net
Shareholders                                        From Net         Realized      Realized
of Record                                           Investment       Short-        Long-term
                                                    Income           term          Gains
                                                                     Gains

December 9, 1994          December 12, 1994         $0.425           -             $0.10

March 24, 1995            March 27, 1995            0.430            -             -

June 21, 1995             June 22, 1995             0.435            -             -

September 15, 1995        September 18, 1995        0.440            -             -



Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 39% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 22% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.

CAPITAL INCOME BUILDER

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE,
Palos Verdes Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

PAUL G. HAAGA, JR., Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARY MYERS KAUPPILA, Boston, Massachusetts
Founder and President, Energy Investment, Inc.

JON B. LOVELACE, Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board and
Chairman of the Executive Committee,
Capital Research and Management Company

GAIL L. NEALE, Middlebury, Vermont
Executive Vice President of the Salzburg Seminar;
former Director of Development and of the Capital Campaign, Hampshire College

ROBERT J. O'NEILL, PH.D., Oxford, England
Professor and Fellow,
All Souls College, University of Oxford

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

STEFANIE POWERS, Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

FRANK STANTON, New York, New York
President Emeritus, CBS Inc.

CHARLES WOLF, JR., PH.D., Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser, The RAND Corporation

OFFICERS

LARRY P. CLEMMENSEN, Los Angeles, California
Senior Vice President and Treasurer of the fund
Senior Vice President and Director,
Capital Research and Management Company

JAMES B. LOVELACE, Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

JANET A. MCKINLEY, New York, New York
Vice President of the fund
Senior Vice President,
Capital Research Company

CATHERINE M. WARD, Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research and Management Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

MARY C. CREMIN, Brea, California
Assistant Treasurer of the fund
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA TAG/GRS/2834
Lit. No. CIB-011-1295

[The American Funds Group(R)]